Exhibit 10.14

THIRD SUPPLEMENTAL INDENTURE

THIRD SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of February 5, 2018, among Viking Cruises Ltd, an exempted company incorporated with limited liability organized under the laws of Bermuda (the “Company”), the Guarantors party hereto and The Bank of New York Mellon Trust Company, N.A., a national banking association, as trustee under the Indenture hereinafter referred to (in such capacity, the “Trustee”).

RECITALS

WHEREAS, the Company and the Guarantors have heretofore executed and delivered to the Trustee an Indenture dated as of September 20, 2017 (as amended and supplemented, the “Indenture”), pursuant to which the Company issued $550.0 million aggregate principal amount of its 5.875% Senior Notes due 2027 (the “Initial Notes”), which are guaranteed by the Guarantors;

WHEREAS, Section 2.01(d) of the Indenture provides, among other things, that Additional Notes ranking pari passu with the Initial Notes may be created and issued from time to time by the Company, subject to certain conditions set forth in the Indenture;

WHEREAS, the Company wishes to issue $275.0 million in aggregate principal amount of Additional Notes (such Additional Notes, the “Additional Notes”);

WHEREAS, pursuant to Sections 9.01(a)(7) and 9.06 of the Indenture, the Company, the Guarantors and the Trustee are authorized to execute and deliver this Supplemental Indenture;

WHEREAS, the Company and the Guarantors have requested and hereby direct that the Trustee join with the Company and the Guarantors in the execution of this Supplemental Indenture;

WHEREAS, the Company has duly adopted, and delivered to the Trustee, resolutions of its Board of Directors authorizing the execution and approving this Supplemental Indenture; and

WHEREAS, all conditions necessary to authorize the execution and delivery of this Supplemental Indenture by the Company and the Guarantors and to make this Supplemental Indenture valid and binding on the Company and the Guarantors have been complied with or have been done or performed.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Definitions.

All capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Indenture.

ARTICLE II

ADDITIONAL NOTES

Section 2.01 Additional Notes. As of the date hereof, the Company hereby creates and will issue the Additional Notes under the Indenture. Interest on the Additional Notes shall accrue from September 20, 2017, and the first interest payment date for the Additional Notes is March 15, 2018. The Additional Notes shall rank pari passu with the Initial Notes, shall be consolidated with and form a single class with the Initial Notes and shall have the same terms as to status, redemption or otherwise as the Initial Notes, except for the issue date.

Section 2.02 Note Guarantees. Each Guarantor hereby confirms that such Guarantor, jointly and severally, unconditionally guarantees to each Holder of an Additional Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns the obligations of the Company under the Indenture and the Additional Notes as and to the extent provided for in Article 10 of the Indenture.

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Section 2.03 Authentication Order. The Trustee shall, pursuant to an Authentication Order delivered in accordance with Section 2.02 of the Indenture, authenticate the Additional Notes for original issue in an aggregate principal amount specified in such Authentication Order.

ARTICLE III

MISCELLANEOUS

Section 3.01 Governing Law.

THE INTERNAL LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE.

Section 3.02 Counterpart Originals.

The parties may sign any number of copies of this Supplemental Indenture. Each signed copy will be an original, but all of them together represent the same agreement. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or electronic format (i.e., “pdf”) transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or electronic format (i.e., “pdf”) shall be deemed to be their original signatures for all purposes.

Section 3.03 Table of Contents; Headings.

The headings of the Articles and Sections of this Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part of this Supplemental Indenture and will in no way modify or restrict any of the terms or provisions hereof.

Section 3.04 Trustee Not Responsible for Recitals.

The statements and recitals contained herein and in the Additional Notes shall be taken as statements of the Company and the Guarantors, and the Trustee does not assume any responsibility for their correctness and the Trustee shall not be accountable for the Company’s use of the proceeds of the Additional Notes. The Trustee makes no representations as to (i) the validity, sufficiency or adequacy of this Supplemental Indenture or the Additional Notes, (ii) the proper authorization hereby by the Company or the Guarantors by action or otherwise, (iii) the due execution hereof by the Company or the Guarantors or (iv) the consequences of any amendment herein provided for.

Section 3.05 Adoption, Ratification and Confirmation.

The Indenture, as supplemented by this Supplemental Indenture, is in all respects hereby adopted, ratified and confirmed.

Section 3.06 Enforceability.

The Company and the Guarantors hereby represent and warrant that this Supplemental Indenture is their legal, valid and binding obligation, enforceable against each of them in accordance with its terms.

Section 3.07 Severability.

In case any provision in this Supplemental Indenture is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties have caused this Supplemental Indenture to be duly executed as of the date first written above.

VIKING CRUISES LTD

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING CRUISES PORTUGAL, S.A., as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING CRUISES CHINA LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES II LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING SUN LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING SEA LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

[Signature page to Third Supplemental Indenture]

VIKING OCEAN CRUISES SHIP V LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP VI LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP VII LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP VIII LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP IX LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP X LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

[Signature page to Third Supplemental Indenture]

VIKING OCEAN CRUISES SHIP XI LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP XII LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING USA LLC, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES FINANCE LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP I LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

[Signature page to Third Supplemental Indenture]

VIKING OCEAN CRUISES SHIP II LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

DILO HOLDINGS LIMITED, as Guarantor

By:	/s/ Torstein Hagen
Name:	Torstein Hagen
Title:	Authorized Signatory

LASPENTA HOLDINGS LIMITED, as Guarantor

By:	/s/ Torstein Hagen
Name:	Torstein Hagen
Title:	Authorized Signatory

VIKING CATERING AG, as Guarantor

By:	/s/ Torstein Hagen
Name:	Torstein Hagen
Title:	Authorized Signatory

VIKING CROISIERES S.A., as Guarantor

By:	/s/ Torstein Hagen
Name:	Torstein Hagen
Title:	Authorized Signatory

VIKING RIVER CRUISES AG, as Guarantor

By:	/s/ Torstein Hagen
Name:	Torstein Hagen
Title:	Authorized Signatory

[Signature page to Third Supplemental Indenture]

VIKING RIVER CRUISES (BERMUDA) LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING RIVER CRUISES, INC, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING RIVER CRUISES (INTERNATIONAL) LLC, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING RIVER CRUISES LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING RIVER CRUISES UK LIMITED, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

[Signature page to Third Supplemental Indenture]

VIKING SERVICES LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

VIKING RIVER TOURS LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

PASSENGER FLEET LTD, as Guarantor

By:	/s/ Torstein Hagen
Name: Torstein Hagen
Title: Authorized Signatory

[Signature page to Third Supplemental Indenture]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	[Illegible]
Authorized Signatory

[Signature page to Third Supplemental Indenture]